EXHIBIT 10.2

AGREEMENT TO AMEND THE LINE OF CREDIT

This AGREEMENT TO AMEND LINE OF CREDIT (this "AGREEMENT"), is made and entered into by and between Invisa, Inc., a Nevada corporation, having a business at 1800 2nd Street, Suite 965, Sarasota, Florida 34236 (the “Borrower”), and Centurian Investors, Inc., a Delaware corporation, having an address at 1800 2nd Street Suite 970, Sarasota, Florida 34236 (the “Lender”) as of this 7th day of March, 2014 (the “Effective Date”).

RECITALS:

WHEREAS, Borrower and Lender are parties to an arrangement (“Line of Credit”) under which Borrower is indebted to Lender pursuant to a series of Senior Secured Notes that have an aggregate principal balance of $1, 224,060 at December 31, 2013, (the “Senior Secured Notes”),

WHEREAS, the Senior Secured Notes are secured by (a) an aggregate of 3,848,485 shares of common stock of Borrower and (b) a first priority lien on all of the assets of Borrower as more specifically described in the Note and that certain General Security Agreement, dated February 28, 2007 (the “Security Agreement” the Notes and the Security Agreement, together with all documents executed in connection therewith being hereinafter referred to collectively as the “Loan Documents”); and

WHEREAS, Lender has agreed to extend the maturity of all outstanding Senior Secured Notes and all additional Notes that may be issued under the Line of Credit to April 15, 2018;

WHEREAS, Lender has agreed to extend the term of the Line of Credit to April 15, 2018 and to agree to maintain the Line of Credit in place for the benefit of Borrower until April 15, 2018;

WHEREAS, Lender has agreed to make Five Hundred Thousand Dollars ($500,000) available to be borrowed by Borrower under the terms and conditions of the Line of Credit;

NOW THEREFORE, for ten ($10.00) Dollars, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereby agree as follows:

1. Terms used herein, which are defined in the loan documents shall have the same meanings when used herein unless otherwise provided herein.

2. The Line of Credit shall extend through and remain in place until April 15, 2018 the “Line of Credit Term”).

3. Lender hereby commitments and agrees to make Five Hundred Thousand Dollars ($500,000) available to be borrowed by Borrower under the Line of Credit.

4. This Agreement will not negatively impact Borrowers absolute obligation to repay all principal and interest borrowed under the Line of Credit. Further, this Agreement will not reduce or in any fashion adversely impact Lender’s rights as a secured party or collateral interest in the collateral pledged by Borrower under the Line of Credit or the Senior Secured Notes.

5. Borrower agrees that all remaining provisions of the Line of Credit and each Senior SecuredNote issued thereunder shall remain in full force and effect without any changes or modification except as expressly stated herein.

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6. The provisions set forth herein are limited precisely as written and shall not be deemed to (a) be a consent to, or waiver or modification of, any other term or condition of the Loan Documents, or (b) except as expressly set forth herein, prejudice any right or rights which the Lender may now have or may have in the future under or in connection with the Loan Documents or any of the other documents referred to therein. Except as expressly modified hereby or by express written amendments thereof, the terms and provisions of the Loan Documents or any other documents or instruments executed in connection with any of the foregoing are and shall remain in full force and effect. In the event of a conflict between this Amendment and any of the foregoing documents, the terms of this Amendment shall be controlling. The representations and warranties made in each Loan Document are true and correct in all material respects on and as of the date of this Amendment.

7. None of the provisions of this Agreement shall inure to the benefit of any person other than Lender and Borrower.

8. This Agreement and the documents referred to herein represent the entire understanding of the parties hereto regarding the subject matter hereof and supersede all prior and contemporaneous oral and written agreements of the parties hereto with respect to the subject matter hereof.

9. This Agreement may be executed in any number of counterparts and by different parties on separate counterparts and all of such counterparts shall together constitute one and the same instrument. Complete sets of counterparts shall be lodged with the Borrower and the Lender.

IN WITNESS WHEREOF, this Agreement is executed as of the date first written above and shall be effective as of the Effective Date.

Invisa, Inc.	Centurian Investors, Inc.

/s/ Edmund C. King	/s/ Howard R. Curd
Edmund C. King	Howard R. Curd
Chief Executive Officer	Chief Executive Officer
Date: March 7, 2014	Date: March 7, 2014

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